Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:   Mark A. Kissman
           Ulticom, Inc.
           856 787 2788


                     ULTICOM ANNOUNCES FIRST QUARTER RESULTS
                Sales of $9,129,000; Earnings Per Share of $0.02


MOUNT LAUREL, NEW JERSEY, JUNE 3, 2003 - Ulticom, Inc. (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireless, wireline and Internet communications, today announced financial results for the first quarter of fiscal year 2003, ended April 30, 2003.

For the quarter, Ulticom had sales of $9,129,000, compared to sales of $7,097,000 in the first quarter of fiscal year 2002. The Company posted net income of $981,000 or $0.02 per diluted share, compared with a net loss of $1,079,000 or $0.03 per share for the first quarter of fiscal year 2002.

"We are especially pleased to have posted an operating income for the quarter. Over the past year, we have increased our sales and marketing efforts and have introduced new product features that address the key segments of switching, mobility, messaging, payment, and location services. These strategic investments have allowed us to further penetrate our existing accounts and acquire new customers, resulting in increased revenue and improved operating results," said Shawn Osborne, President and CEO of Ulticom, Inc. "While challenges remain in the telecommunications capital spending environment, we believe Ulticom is well positioned to play an expanding role in the deployment of new wireless services and in the evolution to next-generation packet networks."

The Company ended the quarter with cash, cash equivalents, and short-term investments of $218,993,000, working capital of $217,521,000, total assets of $237,749,000, and shareholders' equity of $224,351,000.


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ULTICOM ANNOUNCES FIRST QUARTER RESULTS:
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Financial highlights at and for the three-month periods ended April 30, 2003 and
2002 are as follows:

                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)
                                   (UNAUDITED)

OPERATIONS DATA:
                                                                          THREE MONTHS ENDED
                                                                      APRIL 30,         APRIL 30,
                                                                         2002              2003

Sales   ...................................................             $ 7,097          $ 9,129
Cost of sales..............................................               3,228            2,767
                                                                        --------         -------
Gross profit...............................................               3,869            6,362

Operating Expenses:
Research and development....................................              3,242            2,262
Selling, general and administrative                                       3,530            3,723
                                                                        --------         -------
Income (loss) from operations...............................             (2,903)             377
Interest income, net........................................              1,190            1,109
                                                                        --------         -------
Income (loss) before income tax provision (benefit)..                    (1,713)           1,486
Income tax provision (benefit)..............................               (634)             505
                                                                        --------         -------
Net income (loss)...........................................            $(1,079)         $   981
                                                                        ========         =======

Earnings (loss)  per share:
Basic.......................................................            $ (0.03)         $  0.02
                                                                        ========         =======
Diluted.....................................................            $ (0.03)         $  0.02
                                                                        ========         =======

Weighted average shares:
Basic.......................................................             41,204           41,581
                                                                        ========         =======
Diluted.....................................................             41,204           42,594
                                                                        ========         =======




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ULTICOM ANNOUNCES FIRST QUARTER RESULTS:
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

                              FINANCIAL HIGHLIGHTS
                                 (In thousands)

BALANCE SHEET DATA:
                                                                                            JANUARY 31,                 APRIL 30,
                                                                                                2003                       2003
                                                                                                                       (Unaudited)
ASSETS
------

CURRENT ASSETS:
     Cash and cash equivalents                                                                 $ 102,672               $ 117,716
     Short-term investments                                                                      116,074                 101,277
     Accounts receivable, net                                                                      4,212                   4,940
     Inventories, net                                                                                695                     634
     Prepaid expenses and other current assets                                                     4,395                   4,537
                                                                                                 -------                 -------
TOTAL CURRENT ASSETS                                                                             228,048                 229,104

PROPERTY AND EQUIPMENT, net                                                                        3,333                   2,946
INVESTMENTS                                                                                        5,550                   5,550
OTHER ASSETS                                                                                         171                     149
TOTAL ASSETS                                                                                    $237,102                $237,749
                                                                                                 =======                 =======


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                                      $  8,510                $  8,333
     Deferred revenue                                                                              3,593                   3,250
                                                                                                 -------                 -------
TOTAL CURRENT LIABILITIES                                                                         12,103                  11,583

LONG-TERM LIABILITIES                                                                              1,847                   1,815
                                                                                                 -------                 -------
TOTAL LIABILITIES                                                                                 13,950                  13,398
                                                                                                 -------                 -------

SHAREHOLDERS' EQUITY                                                                             223,152                 224,351
                                                                                                 -------                 -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                     $ 237,102                $237,749
                                                                                                 =======                 =======


ABOUT ULTICOM:

Ulticom provides service-enabling signaling software for wireless, wireline and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching and messaging services. Traded on NASDAQ, as ULCM, Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe and Asia. For more information visit, http://www.ulticom.com.


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ULTICOM ANNOUNCES FIRST QUARTER RESULTS:
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CONFERENCE CALL INFORMATION: Management will host a conference call to discuss the results of the company's first quarter immediately following the issue of this release on Tuesday, June 3, at 4:30 p.m. EDT. The dial in number is 952-556-2802 and the conference ID number is 155633. You may also listen to a live web cast of the call by visiting the Investor Relation section on the Ulticom website, at www.ulticom.com, the web cast will be archived on the Ulticom website and available for replay for 30 days. A digital replay of the call will be available for 72 hours starting at approximately 7:30 p.m. on June 3rd, the replay dial-in number is 888-212-2648, and the access code is 155633

Note: Certain statements concerning Ulticom's future results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results or prospects will be achieved, and actual results could differ materially from forecasts and estimates. Important among the factors that could cause actual results to differ materially from forecasts and estimates are: risks associated with the current weakness in the world economy generally, and in the telecommunications industry in particular; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of our business and with increased expenditures; risks associated with holding a large proportion of our assets in cash equivalents and short-term investments and the reduction of prevailing interest rates; risks associated with our products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with our dependence on sales of our Signalware products; risks associated with future networks not utilizing signaling systems and protocols which our products are designed to support; risks associated with the development and acceptance of new products and product features; risks associated with our dependence on a limited number of customers for a significant percentage of our revenues; risks associated with our products having long sales cycles and our limited ability to forecast the timing and amount of product sales; risks associated with the integration of our products with those of equipment manufacturers and application developers and our ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with our reliance on a limited number of independent manufacturers to manufacture boards for our products and on a limited number of suppliers for our board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights of others; risks associated with others infringing on our intellectual property rights and the inappropriate use by others of our proprietary technology; risks associated with prevailing economic conditions and financial trends in the public securities markets in general, and in the recent decline in the stock prices of technology companies in particular, including Ulticom; risks associated with the need for the Company to attract and retain key personnel and risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Ulticom, Signalware and Programmable Network are trademarks or registered trademarks of Ulticom, Inc.
                                       ###